                                                                  Exhibit 10.2


                                VOTING AGREEMENT


         This Voting Agreement, dated as of June 18, 1999 (this "Agreement"), is among Interstate Hotels Corporation, a Maryland corporation ("Newco"), and the shareholders of Newco named on the signature pages hereto (individually, a "Shareholder" and collectively, the "Shareholders").

                                    RECITALS:

         A. On the date hereof, Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), has distributed shares of Class A Common Stock, par value $0.01 per share, of Newco (collectively with Newco's Class B Common Stock, par value $0.01 per share, and Class C Common Stock, par value $0.01 per share, "Newco Stock"), to certain of its securityholders; and

         B. Upon consummation of such distribution and the transactions with the counterparties to certain forward equity contracts to which Patriot is a party (as described on Page 3 of the Information Statement/Prospectus filed with the Securities and Exchange Commission (File No. 333-67065) and distributed to Patriot's securityholders in connection with the distribution) (the "Related Transactions"), each Shareholder owns the number of shares (the "Shares") of Newco Stock set forth on Exhibit A hereto.

              NOW, THEREFORE, the parties hereto agree as follows:

         I. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         Each of the Shareholders hereby represents and warrants to Newco with respect to himself but not the other Shareholders as follows:

         1.1 Due Authority. The Shareholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of such Shareholder and, assuming its due authorization, execution and delivery by Newco and the other Shareholders, constitutes a legal, valid and binding obligation of such Shareholder.

         1.2 No Conflict; Consents. (a) The execution and delivery of this Agreement by the Shareholder do not, and the performance by such Shareholder of his obligations under this Agreement and the compliance by such Shareholder with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to such Shareholder or the Shares owned by such Shareholder, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares owned by such Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of the Shares owned by such Shareholder are bound.

         (b) The execution and delivery of this Agreement by the Shareholder do not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or notification to, any government or regulatory authority by such Shareholder.

         1.3 Title to Shares. The Shareholder is the record or beneficial owner of the Shares as listed on Exhibit A free and clear of any proxy or voting restriction other than pursuant to this Agreement.

                   II. REPRESENTATIONS AND WARRANTIES OF NEWCO

         Newco hereby represents and warrants to the Shareholders as follows:

         2.1 Due Authority. Newco has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of Newco and, assuming its due authorization, execution and delivery by the Shareholders, constitutes a legal, valid and binding obligation of Newco, enforceable against Newco in accordance with its terms.

         2.2 No Conflict; Consents. (a) The execution and delivery of this Agreement by Newco do not, and the performance by Newco of its obligations contemplated by this Agreement and the compliance by Newco with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to Newco, (ii) conflict with or violate Newco's charter or bylaws, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Newco is a party or by which Newco is bound.

         (b) The execution and delivery of this Agreement by Newco do not, and the performance of this Agreement by Newco will not, require any consent, approval, authorization or permit of, or filing with (except for applicable requirements, if any, of the Exchange Act) or notification to, any governmental or regulatory authority by Newco.

                   III. CERTAIN COVENANTS OF THE SHAREHOLDERS

         Each of the Shareholders hereby covenants and agrees with Newco as follows:

         3.1 Voting. (a) Each Shareholder hereby agrees, if as of the record date for any meeting of shareholders of Newco the Shareholders and those individuals and entities (the "Affiliated Shareholders") identified on Exhibit C hereto own in the aggregate more than 9.9% of the outstanding Newco Stock, to vote, or to use all practicable efforts to direct the record owner thereof to vote, each of the Shares owned by such Shareholder at such meeting or any adjournment thereof in accordance with Paragraph 3.1(b) below, and in connection therewith, at Newco's written request, to execute, if necessary, proxies to effectuate the foregoing.

         (b) Immediately prior to the closing of the polls on a particular proposal, the inspector of elections for the meeting of Newco shareholders at which such proposal is being voted upon or, if no such inspector has been appointed, such other individual as may be designated by Newco, shall (i) determine the number of shares of Newco Stock as to which votes were cast (including abstentions) with respect to such proposal (other than votes cast by the Shareholders or the Affiliated Shareholders), (ii) count such votes, and
(iii) submit to each Shareholder (A) a fraction (the "Affirmative Multiple"), the numerator of which is the total number of votes cast in favor of such proposal (other than votes cast by the Shareholders or the Affiliated Shareholders) and the denominator of which is the total number of votes cast, including abstentions, with respect to such proposal (other than votes cast, including abstentions, by the Shareholders or the Affiliated Shareholders), and
(B) a fraction (the "Abstention Multiple"), the numerator of which is the total number of shares of Newco Stock which the holders of the Newco Stock voted to abstain with respect to such proposal (other than those made by the Shareholders or the Affiliated Shareholders) and the denominator of which is the total number of votes cast, including abstentions (other than votes cast, including abstentions, by the Shareholders or the Affiliated Shareholders), with respect to such proposal. Each Shareholder agrees that he shall then (a) multiply the number of Shares owned by him as of the applicable record date by the Affirmative Multiple and vote, or use all practicable efforts to direct the record owner thereof to vote, the resulting number (rounded up to the nearest whole share) of Shares of Newco Stock in favor of such proposal, (b) multiply the number of Shares owned by him as of the applicable record date by the Abstention Multiple and abstain, or use all practicable efforts to direct the record owner thereof to abstain, with respect to the resulting number (rounded up to the nearest whole share) of Shares of Newco Stock, and (c) vote, or use all practicable efforts to direct the record owner thereof to vote, the remaining number of Shares of Newco Stock owned by him as of the applicable record date, if any, against such proposal. "Broker non-votes" shall not be considered votes "cast" for the purposes of this Agreement.

         3.2 Disposition of Shares. (a) Each Shareholder hereby agrees to use reasonable efforts to sell or otherwise dispose of the number of shares of Newco Stock necessary so that on or prior to the first anniversary of the date hereof (such anniversary being the "Disposition Date"), the percentage of the outstanding shares of Newco Stock owned in the aggregate by the Shareholders and the Affiliated Shareholders shall be equal to or less than 9.9% of the then outstanding shares of Newco Stock; provided, however, that no Shareholder shall be required hereby to sell or otherwise dispose of, on or prior to the Disposition Date, a number of shares of Newco Stock greater than the product of
(x) the sum of the total number of shares of Newco

Stock distributed to the Shareholders and the Affiliated Shareholders on the date hereof minus the number of shares that equals 9.9% of the total number of shares of Newco Stock outstanding after such distribution and the Related Transactions multiplied by (y) such Shareholder's "Ownership Percentage," as set forth on Exhibit B hereto. From and after the Disposition Date, each Shareholder hereby agrees that, upon the written request of Newco after a determination by Newco pursuant to Section 3.3(b) below that, as of the last day of the most recent fiscal quarter, such Shareholders and the Affiliated Shareholders own more than 9.9% of the outstanding shares of Newco Stock (any such date a "Measurement Date"), he shall use reasonable efforts to sell the number of shares of Newco Stock necessary so that on or prior to the last day of the following fiscal quarter, the percentage of the outstanding shares of Newco Stock owned in the aggregate by the Shareholders and the Affiliated Shareholders shall be equal to or less than 9.9% of the then outstanding shares of Newco Stock; provided, however, that no Shareholder shall be required hereby to sell, on or prior to the last day of the fiscal quarter following any Measurement Date, a number of shares of Newco Stock greater than the product of (x) the sum of the total number of shares of Newco Stock owned by the Shareholders and the Affiliated Shareholders on such Measurement Date minus the number of shares that equals 9.9% of the total number of shares of Newco Stock outstanding on such Measurement Date multiplied by (y) such Shareholder's Ownership Percentage.

         (b) Each Shareholder's obligations under this Section 3.2 are individual and no Shareholder shall be liable for the failure of any other Shareholder to use reasonable efforts to sell or otherwise dispose of such Shareholder's Shares.

         (c) Notwithstanding any other provision of this Agreement, no Shareholder shall be obligated (i) to sell any Share which such Shareholder does not have the authority to dispose of at that time, or (ii) to sell any Shares at any time when such sale could reasonably be expected to (A) violate any federal or state statute or other law, rule or regulation or (B) subject such Shareholder to any liability to Newco, any governmental entity or any other entity or individual under any such statute, law, rule or regulation, including, without limitation, liability under Section 16(b) of the Exchange Act and the rules promulgated thereunder (collectively, "Section 16(b)") (and no other Shareholder shall be required to sell any additional shares of Newco Stock as a result of either clause (i) or clause (ii) of this Section 3.2(c)). Each Shareholder hereby agrees, on each date when it is reasonably foreseeable that such Shareholder will have the obligation to use reasonable efforts to sell Shares pursuant to Section 3.2(a) during the six months following such date, to use reasonable good faith efforts to refrain from making any purchases of Newco Stock if the reasonably foreseeable result of any such purchase would be that any sale of Shares by such Shareholder during the six months following such purchase would result in the incurrence of liability under Section 16(b).

         (d) No provision of this Section 3.2 shall be deemed to limit Newco's rights under Section 3.3 below.

         3.3 Call Right. (a) If the Shareholders do not satisfy their obligations pursuant to Section 3.2, Newco shall have the right (the "Call Right") (in addition to any other remedies available under Section 4.6 hereof) to purchase from the Shareholders from time to time after the Disposition Date all or any portion of the Callable Shares (as defined below), subject to the terms set forth below.

         (b) Newco shall determine after the Disposition Date and after the last day of each fiscal quarter after the Disposition Date (i) the percentage of the outstanding shares of Newco Stock owned by the Affiliated Shareholders (the "Affiliate Percentage") on such date by dividing the number of shares of Newco Stock owned by the Affiliated Shareholders on such date by the total number of shares of Newco Stock outstanding on such date; and (ii) the percentage of the outstanding shares of Newco Stock owned by the Shareholders on such date (the "Shareholder Percentage") by dividing the number of shares of Newco Stock owned by the Shareholders on such date by the total number of shares of Newco Stock outstanding on such date. Each Shareholder agrees that he shall provide to Newco, as promptly as practicable upon the written request of Newco, such information regarding such Shareholder's ownership of Newco Stock as Newco may reasonably request in order to make the determinations contemplated by this
Section 3.3(b).

         (c) "Callable Shares" shall mean (i) in the event that the Affiliate Percentage as determined pursuant to subparagraph (b) above exceeds 9.9%, all Shares owned by the Shareholders, (ii) in the event that the Affiliate Percentage as so determined is less than 9.9% but the sum of the Affiliate Percentage plus the Shareholder Percentage exceeds 9.9%, the lesser of (x) the sum of the total number of shares of Newco Stock owned by all Shareholders and all Affiliated Shareholders on the Disposition Date and any Measurement Date minus the number of shares of Newco Stock (rounded to the nearest whole number) that equals 9.9% of the total number of shares of Newco Stock outstanding on such date and (y) the sum of the total number of shares of Newco Stock owned by all Shareholders and all Affiliated Shareholders on the date notice of the exercise of the Call Right is sent by Newco to the Shareholders (the "Call Notice Date") minus the number of shares of Newco Stock (rounded to the nearest whole number) that equals 9.9% of the total number of shares of Newco Stock outstanding on the Call Notice Date, and (iii) in the event that the sum of the Affiliate Percentage plus the Shareholder Percentage is equal to or less than 9.9%, zero Shares.

         (d) Upon exercise of the Call Right, Newco shall determine the number of Callable Shares to be purchased from each Shareholder by multiplying the number of Shares as to which the Call Right is being exercised (the "Called Shares") by such Shareholder's Ownership Percentage, as set forth on Exhibit B hereto. In the event the aggregate number of Shares to be purchased by Newco from all Shareholders after operation of the previous sentence (the "Initial Shares") is less than the number of Called Shares, Newco shall purchase an additional number of Shares equal to the difference between the Called Shares and the Initial Shares by allocating such purchases among the Shareholders in proportion to the Ownership Percentage of each Shareholder who continues to own Shares after operation of the previous sentence.

         (e) The per share price to be paid to each Shareholder upon exercise of the Call Right shall be the average of the Closing Price of Newco Stock for the ten consecutive Trading Days ending with the Trading Day immediately preceding the Call Notice Date. The "Closing Price" on any date shall mean (A) where there exists a public market for the Newco Stock, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Newco Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Newco Stock are listed or admitted to trading or, if the shares of Newco Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (B) if no public market for the Newco Stock exists, the Closing Price will be determined by a single, independent appraiser selected by Newco's Board of Directors, which appraiser shall appraise the fair value for such Newco Stock within such guidelines as shall be determined by the Board of Directors. "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Newco Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Newco Stock are not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (f) The Call Right may be exercised by Newco at any time within 60 days after the Disposition Date and each Measurement Date, on no more than one occasion with respect to each such date, by written notice to each Shareholder, which notice shall be delivered via facsimile to the number and by mail to the address set forth for each Shareholder on Exhibit A hereto (or such other facsimile number or address as such Shareholder may notify Newco of) and which notice shall specify (i) evidence of the calculations made by Newco pursuant to subparagraphs (b) and (c) of this Section 3.3, (ii) the total number of Shares as to which the Call Right is being exercised, (iii) the number of Shares being purchased from such Shareholder (including evidence of the calculation made by Newco pursuant to subparagraph (d) of this Section 3.3), and (iv) the per share price to be paid to such Shareholder, including notification of the particular clause of subparagraph (e) of this Section 3.3 pursuant to which such price was determined.

         (g) Each Shareholder shall, within ten days of the Call Notice Date, deliver to Newco a stock certificate or stock certificates, duly assigned or endorsed for transfer to Newco (or accompanied by duly executed stock powers relating thereto), representing the Shares being sold to Newco pursuant to the exercise of the Call Right. Newco shall, not later than one business day after receipt of such stock certificate or stock certificates, mail via first class mail to such Shareholder a certified check in the amount equal to the purchase price of such Shares. In the event a Shareholder delivers to Newco a stock certificate or stock certificates in a denomination or denominations exceeding the number of Shares being sold by such Shareholder to Newco, Newco shall, within ten days of receipt of such stock certificate, deliver to such Shareholder a new stock certificate or new stock certificates representing the number of shares of Newco Stock represented by such delivered stock certificate or stock certificates which are not being sold to Newco pursuant to the Call Right.

         (h) If, upon the expiration of the 45-day period after the Disposition Date or any Measurement Date, Newco shall have failed to exercise the Call Right, Marriott International, Inc., a Delaware corporation, shall have the right to deliver, within ten days after the expiration of such 45-day period, written notice (the "Marriott Notice") to Newco indicating its desire for Newco to exercise the Call Right and specifying the total number of Shares as to which the Call Right should be exercised. Upon receipt of the Marriott Notice, Newco shall be obligated, within five days after the receipt of such notice, to exercise the Call Right pursuant to Section 3.3(f) above for the number of Shares specified in the Marriott Notice.

         3.4 Certain Events. This Agreement and the obligations hereunder will terminate with respect to each Share sold, transferred or otherwise disposed of by any means by any Shareholder; provided, that the provisions and obligations of this Agreement shall continue to attach to any Shares sold or otherwise transferred by a Shareholder to another Shareholder or to an Affiliated Shareholder and such Shareholder or Affiliated Shareholder will be bound by such provisions and obligations with respect to such Shares. Each Shareholder shall cease to be a Shareholder under this Agreement and each Affiliated Shareholder shall cease to be an Affiliated Shareholder under this Agreement (including, without limitation in either such case, for the purposes of making all computations under this Agreement) at such time that such Shareholder or Affiliated Shareholder is no longer an officer, director or 10% shareholder of Patriot, Wyndham International, Inc., a Delaware corporation ("Wyndham"), or any entity controlled by Patriot or Wyndham. This Agreement and the obligations hereunder shall be suspended at any time that the percentage of the outstanding shares of Newco Stock owned in the aggregate by the Shareholders and the Affiliated Shareholders is less than 9.9%; and this Agreement and the obligations hereunder shall in any event terminate on the fifth anniversary of the date of this Agreement.

         3.5 Absence of Group. Newco and the Shareholders hereby agree that neither the execution nor the performance of this Agreement by the Shareholders shall mean (or be used as evidence) that any Shareholder is a member of a group (as that term is used for any purpose) with any other Shareholder or Affiliated Shareholder or that any Affiliated Shareholder is a member of any group with a Shareholder or any other Affiliated Shareholder.

                      IV. MISCELLANEOUS; GENERAL PROVISIONS

         4.1 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         4.2 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

         4.3 Amendments. This Agreement may not be modified, amended, waived, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

         4.4 Assignment. This Agreement may not be assigned by operation of law or otherwise.

         4.5 Parties in Interest. Except as provided in Section 3.3(h) hereof, this Agreement is binding upon, and shall inure solely to the benefit of, each party hereto and nothing in this Agreement, express or implied, is intended to or will confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         4.6 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties will be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Maryland, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

         4.7 Governing Law; Jurisdiction and Venue. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Maryland without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Maryland for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the State of Maryland and agrees not to plead or claim in any court in the State of Maryland that such litigation brought therein has been brought in any inconvenient forum.

         4.8 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

         4.9 Directors and Officers. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent any Shareholder who is serving on the Board of Directors of Newco or who is an officer of Newco from taking any action in his or her capacity as a director or officer of Newco.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          INTERSTATE HOTELS CORPORATION



                                          By: /s/ Timothy Q. Hudak
                                             -------------------------------
                                              Name:  Timothy Q. Hudak
                                              Title: Senior Vice President
                                                     and Secretary


                                              /s/ Paul A. Nussbaum
                                             -------------------------------
                                              Paul A. Nussbaum



                                              /s/ James D. Carreker
                                             -------------------------------
                                              James D. Carreker

                                              /s/ Milton Fine
                                             -------------------------------
                                              Milton Fine




                                             -------------------------------
                                              David J. Fine
                                          By: /s/ Marvin I. Droz
                                             -------------------------------
                                              Attorney-in-fact



                                          TRUST U/A DATED 11/11/94 FBO MILTON
                                          FINE


                                          By: /s/ Milton Fine
                                             -------------------------------
                                              Milton Fine, Trustee



                                          MILTON FINE 1997 CHARITABLE
                                          REMAINDER UNITRUST


                                          By:
                                             -------------------------------
                                              David J. Fine, Trustee
                                              By: /s/ Marvin I. Droz
                                                 ---------------------------
                                                  Attorney-in-fact


                                          MILTON FINE GRANTOR ANNUITY TRUST
                                          U/A DATED 3/31/96


                                          By:
                                             -------------------------------
                                             David J. Fine, Trustee

                                             By: /s/ Marvin I. Droz
                                                ----------------------------
                                                 Attorney-in-fact

                                          FCT-C DelCo 1 TRUST
                                          By: FCT Administration, Inc., Trustee


                                          By:
                                             -------------------------------
                                             David J. Fine, President
                                             By: /s/ Marvin I. Droz
                                                ----------------------------
                                                 Attorney-in-fact



                                          FCT-C DelCo 2 TRUST
                                          By: FCT Administration, Inc., Trustee


                                          By:
                                             -------------------------------
                                              David J. Fine, President
                                              By: /s/ Marvin I. Droz
                                                 ---------------------------
                                                  Attorney-in-fact



                                          FCT-C DelCo 3 TRUST
                                          By: FCT Administration, Inc., Trustee


                                          By:
                                             -------------------------------
                                              David J. Fine, President
                                              By: /s/ Marvin I. Droz
                                                 ---------------------------
                                                  Attorney-in-fact



                                          FCT-D DelCo 1 TRUST
                                          By: FCT Administration, Inc., Trustee

                                          By:
                                             -------------------------------
                                              David J. Fine, President
                                              By: /s/ Marvin I. Droz
                                                 ---------------------------
                                                  Attorney-in-fact

                                          FCT-D DelCo 2 TRUST
                                          By: FCT Administration, Inc., Trustee

                                          By:
                                             -------------------------------
                                               David J. Fine, President
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact



                                          FCT-D DelCo 3 TRUST
                                          By: FCT Administration, Inc., Trustee

                                          By:
                                             -------------------------------
                                               David J. Fine, President
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact



                                          FCT-S DelCo 1 TRUST
                                          By: FCT Administration, Inc., Trustee

                                          By:
                                             -------------------------------
                                               David J. Fine, President
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact



                                          FCT-S DelCo 2 TRUST
                                          By: FCT Administration, Inc., Trustee


                                          By:
                                             -------------------------------
                                               David J. Fine, President
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact

                                          FCT-S DelCo 3 TRUST
                                          By: FCT Administration, Inc., Trustee

                                          By:
                                             -------------------------------
                                               David J. Fine, President
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact



                                          INTERSTATE HOTELS CORPORATION #1018


                                          By: /s/ Milton Fine
                                             -------------------------------
                                              Name: Milton Fine




                                          IHC ASSOCIATES CORPORATION


                                          By: /s/ Milton Fine
                                             -------------------------------
                                              Name: Milton Fine




                                          MILTON FINE GRANTOR ANNUITY
                                          TRUST U/A DATED 12/15/98


                                          By:
                                             -------------------------------
                                               David J. Fine, Trustee
                                               By: /s/ Marvin I. Droz
                                                  --------------------------
                                                   Attorney-in-fact

                                        MILTON FINE 1998 CHARITABLE
                                        REMAINDER UNITRUST


                                        By:
                                           -------------------------------
                                             David J. Fine, Trustee
                                             By: /s/ Marvin I. Droz
                                                --------------------------
                                                 Attorney-in-fact


                                        MILTON FINE FAMILY CHARITABLE
                                        FOUNDATION


                                        By: /s/ Milton Fine
                                           -------------------------------
                                            Milton Fine, President



                                        David J. Fine, as Custodian for
                                        Ariel Ethan Fine under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact




                                        David J. Fine, as Custodian for
                                        Benjamin Samuel Fine under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact



                                        David J. Fine, as Custodian for
                                        Adam Levi Fine under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact

                                        David J. Fine, as Custodian for
                                        Rose Emily Friedman under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact



                                        David J. Fine, as Custodian for
                                        Sophia Friedman under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact




                                        David J. Fine, as Custodian for
                                        Nina Friedman under Massachusetts
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact




                                        David J. Fine, as Custodian for
                                        Daniel J. King under Pennsylvania
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact




                                        David J. Fine, as Custodian for
                                        Ryan P. King under Pennsylvania
                                        Uniform Transfers to Minors Act,
                                        By: /s/ Marvin I. Droz
                                           -------------------------------
                                            Attorney-in-fact

                                          David J. Fine, as Custodian for
                                          Alice King under Pennsylvania
                                          Uniform Transfers to Minors Act,
                                          By: /s/ Marvin I. Droz
                                             -------------------------------
                                              Attorney-in-fact

                                    EXHIBIT A



                                          Number of  Shares of                  Percentage of
Name and Address                           Newco Stock Owned                Newco Stock Outstanding
of Shareholder                               by Shareholder                     on Date Hereof*
--------------                               --------------                     ---------------
Paul A. Nussbaum                                 47,777                              0.79%
c/o Wyndham International, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
Facsimile: (214) 863-1805

James D. Carreker                                65,019                              1.07%
c/o Wyndham International, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
Facsimile: (214) 863-1262

Milton Fine**                                         0                                 0%

David J. Fine**                                       0                                 0%

Trust U/A Dated 11/11/94 FBO                     55,692                              0.92%
   Milton Fine**

Milton Fine 1997 Charitable Remainder            38,820                              0.64%
   Unitrust**

Milton Fine Grantor Annuity                      35,747                              0.59%
   Trust U/A Dated 3/31/96**

FCT-C DelCo 1 Trust**                            25,216                              0.42%

FCT-C DelCo 2 Trust**                             9,333                              0.15%

FCT-C DelCo 3 Trust**                               870                              0.01%

FCT-D DelCo 1 Trust**                            25,216                              0.42%

FCT-D DelCo 2 Trust**                             9,333                              0.15%

                                    EXHIBIT A



                                          Number of  Shares of                  Percentage of
Name and Address                           Newco Stock Owned                Newco Stock Outstanding
of Shareholder                               by Shareholder                     on Date Hereof*
--------------                               --------------                     ---------------
FCT-D DelCo 3 Trust**                               870                              0.01%

FCT-S DelCo 1 Trust**                            25,216                              0.42%

FCT-S DelCo 2 Trust**                             9,333                              0.15%

FCT-S DelCo 3 Trust**                             1,005                              0.02%

Interstate Hotels Corporation #1018**             1,510                              0.02%

IHC Associates Corporation**                         39                                ***

Milton Fine Grantor Annuity                      24,686                              0.41%
   Trust U/A Dated 12/15/98**

Milton Fine 1998 Charitable                      38,653                              0.64%
   Remainder Unitrust**

Milton Fine Family Charitable                     8,944                              0.15%
   Foundation**

David J. Fine, as Custodian for                      89                                ***
   Ariel Ethan Fine under Mass.
   UTMA**

David J. Fine, as Custodian for                      89                                ***
   Benjamin Samuel Fine under
   Mass. UTMA**

David J. Fine, as Custodian for                      89                                ***
   Adam Levi Fine under
   Mass. UTMA**

David J. Fine, as Custodian for                      89                                ***
   Rose Emily Friedman under
   Mass. UTMA**

David J. Fine, as Custodian for                      89                                ***
   Sophia Friedman under
   Mass. UTMA**

David J. Fine, as Custodian for                      89                                ***
   Nina Friedman under
   Mass. UTMA**

                                    EXHIBIT A



                                          Number of  Shares of                  Percentage of
Name and Address                           Newco Stock Owned                Newco Stock Outstanding
of Shareholder                               by Shareholder                     on Date Hereof*
--------------                               --------------                     ---------------
David J. Fine, as Custodian for                      44                                 ***
   Daniel J. King under
   Pa. UTMA**

David J. Fine, as Custodian for                      44                                 ***
   Ryan P. King under
   Pa. UTMA**

David J. Fine, as Custodian for                      44                                 ***
   Alice King under
   Pa. UTMA**


Total                                           423,945                              6.99%


  *after consummation of the Related Transactions

 **c/o Milton Fine
   Fine Family Investment Corporation
   680 Andersen Drive, Foster Plaza Ten, 4th Floor
   Pittsburgh, Pennsylvania 15220
   Facsimile: (412) 919-3508

***less than 0.01%

                                    EXHIBIT B

                        SHAREHOLDER OWNERSHIP PERCENTAGES

    Shareholder                                                        Ownership Percentage
    -----------                                                        --------------------
         Paul A. Nussbaum                                                     11.27%
         James D. Carreker                                                    15.34%
         Milton Fine                                                              0%
         David J. Fine                                                            0%
         Trust U/A Dated 11/11/94 FBO Milton Fine                             13.14%
         Milton Fine 1997 Charitable Remainder Unitrust                        9.16%
         Milton Fine Grantor Annuity Trust U/A Dated 3/31/96                   8.43%
         FCT-C DelCo 1 Trust                                                   5.95%
         FCT-C DelCo 2 Trust                                                   2.20%
         FCT-C DelCo 3 Trust                                                   0.21%
         FCT-D DelCo 1 Trust                                                   5.95%
         FCT-D DelCo 2 Trust                                                   2.20%
         FCT-D DelCo 3 Trust                                                   0.21%
         FCT-S DelCo 1 Trust                                                   5.95%
         FCT-S DelCo 2 Trust                                                   2.20%
         FCT-S DelCo 3 Trust                                                   0.24%
         Interstate Hotels Corporation #1018                                   0.36%
         IHC Associates Corporation                                            0.01%
         Milton Fine Grantor Annuity Trust U/A Dated 12/15/98                  5.81%
         Milton Fine 1998 Charitable Remainder Unitrust                        9.11%
         Milton Fine Family Charitable Foundation                              2.11%
         David J. Fine, as Custodian for Ariel Ethan Fine                      0.02%
            under Mass. UTMA
         David J. Fine, as Custodian for Benjamin Samuel                       0.02%
            Fine under Mass. UTMA
         David J. Fine, as Custodian for Adam Levi                             0.02%
            Fine under Mass. UTMA
         David J. Fine, as Custodian for Rose Emily                            0.02%
            Friedman under Mass. UTMA
         David J. Fine, as Custodian for Sophia Friedman                       0.02%
            under Mass. UTMA
         David J. Fine, as Custodian for Nina Friedman                         0.02%
            under Mass. UTMA
         David J. Fine, as Custodian for Daniel J. King                        0.01%
            under Pa. UTMA
         David J. Fine, as Custodian for Ryan P. King                          0.01%
            under Pa. UTMA
         David J. Fine, as Custodian for Alice King                            0.01%
            under Pa. UTMA

                  Total                                                         100%

                                    EXHIBIT C

                             AFFILIATED SHAREHOLDERS



                                               Number of Shares of                   Percentage of
                                                Newco Stock Owned                      Newco Stock
         Name                               by Affiliated Shareholder         Outstanding on Date Hereof*
         ----                               -------------------------         ---------------------------
         Karim Alibhai                                  168,223                            2.77%
         Leslie V. Bentley                               19,704                            0.32%
         John P. Bohlmann                                 1,055                            0.02%
         Leonard Boxer                                      539                               **
         Harlan R. Crow                                 404,224                            6.67%
         John H. Daniels                                  5,401                            0.09%
         John C. Deterding                                  392                               **
         Gregory R. Dillon                                  392                               **
         Burton C. Einspruch, M.D.                          100                               **
         William W. Evans III                             5,752                            0.09%
         Susan T. Groenteman                                667                            0.01%
         Michael Grossman                                   398                               **
         Arch K. Jacobson                                   427                               **
         Lawrence S. Jones                                  656                            0.01%
         Stanley M. Koonce, Jr.                          19,337                            0.32%
         Thomas W. Lattin                                 6,109                            0.10%
         James C. Leslie                                    143                               **
         Carla S. Moreland                                  469                               **
         Leslie Ng                                            0                               0%
         Paul Novak                                       2,373                            0.04%
         Anne L. Raymond                                 20,177                            0.33%
         Philip J. Ward                                      35                               **
         Patriot American Hospitality, Inc.             181,916                            3.00%
         Wyndham International, Inc.                          0                               0%
         PAH-Interstate Holdings, Inc.                   60,639                            1.00%
         ---------------------------------------------------------------------------------------
                  Total                                 899,128                           14.83%


         *less than 0.01%

         **after consummation of the Related Transactions